UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 80th Street, Kenosha, Wisconsin 53143-5656

(Address of principal executive offices)

Registrant’s telephone number, including area code: (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 28, 2017, in connection with the filing by Snap-on Incorporated (the “Company”) with the Securities and Exchange Commission (the “SEC”) of a prospectus supplement to the base prospectus contained in its shelf registration statement on Form S-3 (File No. 333-208480), Quarles & Brady LLP issued a legality opinion related to the offer and potential future issuance by the Company of up to 500,000 additional shares of its common stock pursuant to the Snap-on Incorporated Franchisee Stock Purchase Plan (formerly known as the Franchised Dealer Stock Ownership Plan) (the “Plan”). As of the end of the 2015-2016 Plan year, 113,469 shares remained available for future issuance pursuant to the Plan (those shares were registered in December 2015). On August 4, 2016, the Company’s Board of Directors amended the Plan to increase the number of shares authorized for future issuance pursuant to the Plan by 500,000 shares.

The legality opinion is filed as Exhibit 5 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

5	Opinion of Quarles & Brady LLP

23	Consent of Quarles & Brady LLP (included in Exhibit 5)

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP-ON INCORPORATED

Date: February 28, 2017	By:	/s/ Irwin M. Shur
Irwin M. Shur
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

5	Opinion of Quarles & Brady LLP

23	Consent of Quarles & Brady LLP (included in Exhibit 5)